EXHIBIT 10.50

PURCHASE AND ASSIGNMENT AGREEMENT

THIS PURCHASE AND ASSIGNMENT AGREEMENT (this “Agreement”), is entered into on July 17, 2012, by and between Barry Tsai (the “Assignor”) and Light Hammer, LLC (the “Assignee”).

WHEREAS, Assignor is the legal and beneficial owner of that certain promissory note dated March  6, 2012, in the amount of $10,000 (the “Promissory Note”) and due on March 5, 2013 by Medical Care Technologies, Inc., a Nevada corporation (the “Company”);

WHEREAS, Assignor desires to assign and Assignee desires to accept from Assignor $10,000 in note principal and $420 in accrued interest to date, for a total of $10,420  worth of the Promissory Note; (the “Assigned Interest”);

WHEREAS, as consideration for assignment of the Assigned Interest by Assignor as set forth herein, the Assignee has agreed to pay Assignor the aggregate sum of $10,420 (the “Purchase Price”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignment.

a) On the Closing Date (as set forth below), for the payment of the Purchase Price the Assignor hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers to the Assignee the rights and interests to the Assigned Interest, as set forth herein, owned by the Assignor and all of his rights and benefits thereunder and conferred therein and the Assignee accepts such assignment.

b) Closing Procedures.  The closing of the assignment contemplated hereunder shall take place within 2 days of the date of execution hereof (the “Closing Date”) or such other date as mutually agreed by the parties hereto.  On the Closing Date, the Assignee shall pay the Purchase Price for the rights and interests to the Assigned Interest.

2. Additional Documents.  The Assignor agrees to take such further action and to execute and deliver, or cause to be executed and delivered, any and all other documents which are, in the opinion of the Assignee or its counsel, necessary to carry out the terms and conditions of this Assignment.

3. Effective Date and Counterpart Signature.  This Agreement shall be effective as of the date first written above.  This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

4. Representations and Warranties of the Assignee.

a) Organization: Authority.  The Assignee is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Assignee of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Assignee.  This Agreement, when executed and delivered by the Assignee, will constitute a valid and legally binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

b) Investment Experience:  Access to Information and Preexisting Relationship.  The Assignee (a) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Assigned Interest, including, without  limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Company operates, (d) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as the Assignee has determined to be necessary in connection with the Assignment of the Assigned Interest.

c) Restrictions on Transfer.  The Assignee understands that (a) the Assigned Interest have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state, (b) the Assigned Interest are and will be “restricted securities” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act (“Rule 144”), (c) the Assigned Interest may not be sold, pledged or otherwise transferred unless a registration statement for such transaction is effective under the Securities Act and any applicable state securities laws, or unless an exemption from such registration provisions is available with respect to such transaction, and (d) the Assigned Interest will bear a standard Rule 144 restrictive legend.

d) General Solicitation.  The Assignee is not accepting such Assignment as a result of any advertisement, article, notice or other communication regarding the Assigned Interest published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

e) No Conflicts: Advice.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Assignee is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Assignee is a party.  The Assignee has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment of the Assigned Interest.

f) No Litigation.  There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Assignee, threatened against the Assignee which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

g) Consents.  No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by the Assignee of this Agreement and the consummation of the transactions contemplated hereby.

h) The Assignee hereby acknowledges that the Assigned Interest may only be disposed of in compliance with state and federal securities laws.  The Assignee further acknowledges that in connection with any transfer of the Assigned Interest subsequent to the date hereof and other than pursuant to an effective registration statement, the Company and/or the Company’s transfer agent may require an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company and/or the Company’s transfer agent, as applicable.

5. Representations and Warranties of the Assignor

a) Ownership.  Assignor owns and is conveying to Assignee all of its rights, title and interests to the Assigned Interest, as set forth herein, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description and upon consummation of the transaction contemplated herein good title in the Assigned Interest free of all liens and other charges.

b) No Consents, Approvals, Violations or Breaches.  Neither the execution and delivery of this Agreement by the Assignor, nor the consummation by Assignor of the transactions contemplated herby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or prior notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof applicable to Assignor, (ii) violate any statute, law, ordinance, rule or regulation of the United States, any state or any political subdivision thereof, or any judgment, order, writ, decree or injunction applicable to Assignor or any of  Assignor’s properties or assets, the violation of which would have a material adverse effect upon Assignor, or (iii) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or any event which, with or without due notice or lapse of time, or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any Assigned Interest, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Assignor is a party or by which Assignor or any of Assignor’s properties or assets may be bound which would have a material adverse effect upon Assignor.

c) Governing Law: Submissions to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE STATE OF NEVADA.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUREST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d) Amendments.  No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

e) Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ASSIGNOR:

BARRY TSAI

By: /s/ Barry Tsai

Name: Barry Tsai
Title:Individually

ASSIGNEE:

LIGHT HAMMER, LLC

By: /s/ James Laudicina

Name: James Laudicina
Title: Managing Member

AGREED AND ACKNOWLEDGED

MEDICAL CARE TECHNOLOGIES, INC.

By: /s/ Ning Wu

Name: Ning Wu
Title: President